                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in Form 10-K of our report dated March 13, 1997, related to the consolidated financial statements of View Tech, Inc. and Subsidiary.

CARPENTER KUHEN & SPRAYBERRY

/s/ Carpenter Kuhen & Sprayberry


Oxnard, California
March 24, 1998